                     [ORACLE CREDIT CORPORATION LETTERHEAD]


                       NOTIFICATION OF ASSIGNMENT LETTER


March 9, 2000

Randy Buness
Cerprobe Corporation
1150 North Fiesta Blvd.
Gilbert, AZ 85223

Dear Mr. Buness:

THIS LETTER SERVES AS NOTIFICATION OF ASSIGNMENT OF PAYMENTS UNDER SUBJECT CONTRACT TO NEWCOURT FINANCIAL USA INC. ("NEWCOURT").

CONTRACT: Payment Schedule No. 1 dated 24-FEB-00 to Payment Plan Agreement
#2357.

ASSIGNED PAYMENTS: This is an assignment of your PAYMENTS ONLY. Sales Tax shall be added by Assignee to each Payment Amount at the following tax rate based on your ship-to location of Gilbert, AZ 85223. Your payments will be taxed at a rate of 5.70%.

PAYMENT REMITTANCE INFORMATION: All Assigned Payments should be remitted to the address below. You will be invoiced shortly by Newcourt.

          REMIT TO:      NEWCOURT FINANCIAL USA INC.
                         POST OFFICE BOX 71521
                         CHICAGO, IL 60694-1521

RIGHTS: Except as specified under the Contract, Client's rights and remedies against Oracle under the software license and services agreement ("Agreement") shall not be affected. Newcourt assumes none of Oracle's obligations under the Agreement. Any questions surrounding the software or services should continue to be directed to your Oracle sales representative.

With regard to payments due under the Contract, please confirm the above Contract constitutes the entire agreement between Oracle and Client, and there are no understandings, express or implied, which are not set forth in the Contract.

INSTRUCTIONS: Please sign this letter and:

- ATTACH specific billing instructions and any additional requirements (i.e. P.O. #).

- FAX a copy to Oracle Attn: Keifer McIntyre, 650-506-7392, and

- MAIL the original to:

                              LISA STRICKLAND NEWCOURT FINANCIAL USA, INC.
                              111 ANZA BLVD., SUITE 200, BURLINGAME, CA 94010

- CONTACT Newcourt regarding any inquiries on your account at 650-342-5355, EXT. 447.

- NOTIFY YOUR ACCOUNTS PAYABLE department by forwarding a copy of this letter.

Please contact me if you have any questions regarding this Assignment at 650-607-2686.


Sincerely,                         Confirmed on:   3/16/00
                                                 --------------------

                                   By: /s/ RANDAL L. BUNESS
/s/ KEIFER MCINTYRE                    ------------------------------
--------------------
Keifer McIntyre                    Name: Randal L. Buness
Contracts Specialist                     ----------------------------

                                   Title: SVP & CFO
                                          ---------------------------

[ORACLE CREDIT CORPORATION LOGO]                                PAYMENT SCHEDULE

                              ASSIGNEE'S ORIGINAL
PAGE    OF                                             (ORACLE PRODUCT)    NO. 1

Customer:     Cerprobe Corporation
              ----------------------------
              1150 North Fiesta Blvd.
              ----------------------------
Address:      Gilbert, AZ 85223-2237
              ----------------------------

              ----------------------------
Contact:      Randy Buness
              ----------------------------
Phone:        408-333-1500
              ----------------------------
Order:        Order Form dated  2/24/00
              ----------------------------
Agreement:    NL-233359  dated  19-Feb-98
              ----------------------------
PPA No.:      2357       dated
              ----------------------------

              ----------------------------

EXECUTED BY CUSTOMER (authorized signature):

By:           /s/ Randal L. Buness
              ----------------------------
Name:         RANDAL L. BUNESS
              ----------------------------
Title:        SVP & CFO
              ----------------------------
EXECUTED BY ORACLE CREDIT CORPORATION:

By:           /s/ Lowry Fenton
              ----------------------------
Name:         LOWRY FENTON
              ----------------------------
Title:        SR. DIRECTOR, OFD OPERATIONS
              ----------------------------

PAYMENT SCHEDULE EFFECTIVE DATE: 24-FEB-00
                                   ---------

SYSTEM
------

Software:                    $335,412.00
              ----------------------------
Support:                     $307,029.00    First year
              ----------------------------
Education:                                  + Supp Renew
              ----------------------------
Consulting:
              ----------------------------
Other:
              ----------------------------
System Price:                $642,441.00
              ============================

PAYMENT SCHEDULE:
-----------------
PAYMENT AMOUNT                 DUE DATE:
$56,240.00  01-Apr-00 through 01-Jan-01
$61,602.00  01-Apr-01 through 01-Jan-03

Four equal, consecutive, quarterly payments of $56,240.00 beginning 01-Apr-00 and eight equal, consecutive, quarterly payments of $61,602.00 beginning 01-Apr-01

Optional (if this box is checked):
--------
[ ] The Customer has ordered the System from an alliance member/agent of Oracle Corporation, whose name and address are specified below. Customer shall provide OCC with a copy of such Order. The System shall be directly licensed or provided by the Supplier specified in the applicable Order and Agreement, each of which shall be considered a separate contract. Customer has entered into the Order and Agreement based upon its own judgment, and expressly disclaims any reliance upon statements made by OCC about the System, if any. Customer's rights with respect to the System are as set forth in the applicable Order and Agreement and Customer shall have no right to make any claims under such Order and Agreement against OCC or its Assignee. Neither Supplier nor any alliance member/agent is authorized to waive or alter any term or condition of this Contract.

If within ten days of the Payment Schedule Effective Date, OCC is provided with Customer Invoices for the System specifying applicable Taxes, then OCC may add the applicable Taxes in accordance with this Contract.

Alliance Member/Agent:
                       --------------------------------------------------------
Address:
                       --------------------------------------------------------
Contact:                                          Phone:
                       --------------------------------------------------------

This Payment Schedule is entered into by Customer and Oracle Credit Corporation ("OCC") for the acquisition of the System from Oracle Corporation, an alliance member/agent of Oracle Corporation or any other party providing any portion of the System ("Supplier"). This Payment Schedule incorporates by reference the terms and conditions of the above-referenced Payment Plan Agreement ("PPA") to create a separate Contract ("Contract").

A. PAYMENTS: This Contract shall replace Customer's payment obligation under the Order and Agreement to Supplier, to the extent of the System Price listed above, upon Customer's delivery of a fully executed Order, Agreement, PPA, Payment Schedule, and any other documentation required by OCC, and execution of the Contract by OCC. Customer agrees that OCC may add the applicable Taxes due on the System Price to each Payment Amount based on the applicable tax rate invoiced by Supplier at shipment. OCC may adjust subsequent Payment Amounts to reflect any change or correction in Taxes due. If the System Price includes support fees for a support period that begins after the first support period, such future support fees and the then Relevant Taxes will be paid to Supplier as invoiced in the applicable support period from the Payment Amounts received in that period. The balance of each Payment Amount, unless otherwise stated, includes a proportional amount of the remaining components of the System Price excluding such future support fees, if any.

B. SYSTEM: Software shall be accepted, and the services shall be deemed ordered pursuant to the terms of the Agreement. Customer agrees that any software acquired from Supplier to replace any part of the System shall be subject to the terms of the Contract. Any claims related to the performance of any component of the System shall be made pursuant to the Order and Agreement. Neither OCC nor Assignee shall be responsible to Customer for any claim or liability pertaining to any performance, actions, warranties or statements of Supplier.

C. ADMINISTRATIVE: Customer agrees that OCC or its Assignee may treat executed faxes or photocopies delivered to OCC as original documents; however, Customer agrees to deliver original signed documents if requested. Customer agrees that OCC may insert the appropriate administrative information to complete this form. OCC will provide a copy of the final Contract upon request.

[ORACLE LOGO]
=================================================
Customer:        Cerprobe Corporation
                 --------------------------------

                 --------------------------------
Address:         1150 North Fiesta Blvd.
                 --------------------------------
                 Gilbert, AZ 85223-2237
                 --------------------------------

                 --------------------------------
Phone:           480-333-1799
                 --------------------------------
PPA No.:         2357
                 --------------------------------
Effective Date:  24-FEB-00
                 --------------------------------
=================================================

                           PAYMENT PLAN AGREEMENT
=================================================
Executed by Customer (authorized signature):
By:     RANDAL L. BUNESS
        -----------------------------------------
Name:   /s/ Randal L. Buness
        -----------------------------------------
Title:  SVP & CFO
        -----------------------------------------
Executed by Oracle Credit Corporation:

By:     /s/ Lowry Fenton
        -----------------------------------------
Name:   LOWRY FENTON
        -----------------------------------------
Title:  SR. DIRECTOR, OFD OPERATIONS
        -----------------------------------------
=================================================

The Payment Plan Agreement ("PPA") is entered into by Customer and Oracle
Credit Corporation ("OCC") to provide for the payment of the System Price specified in a Payment Schedule on an installment basis. The System (as defined below) is being acquired from Oracle Corporation, an alliance member/agent of Oracle Corporation or any other party providing any portion of the System ("Supplier"). Each Payment Schedule shall specify the Software and other products and services, which items together with any upgrade, transfer, substitution, or replacement thereof, shall comprise the "System." Each Payment Schedule shall incorporate the terms and conditions of the PPA to form a "Contract," and the System specified therein shall be subject to the terms and conditions of such Contract. The System shall be licensed or provided to Customer directly by Supplier pursuant to the terms of the Order and Agreement specified in the Contract. Except as provided under the Contract, Customer's rights and remedies under the Order and Agreement, including Supplier's warranty and refund provisions, shall not be affected.

1. PAYMENT SCHEDULE: Customer agrees to pay OCC the Payment Amounts in accordance with the Contract, with each payment due and payable on the applicable Due Date. If full payment of each Payment Amount and other amounts payable is not received by OCC within 10 days of each Due Date, Customer agrees to pay to OCC interest on the overdue amount at the rate equal to the lesser of one and one-half percent (1.5%) per month, or the maximum amount allowed by law. Unless stated otherwise, Payment Amounts exclude any applicable sales, use, property or any other tax allocable to the System, Agreement or Contract ("Taxes"). Any amounts or any Taxes payable under the Agreement which are not added to the Payment Amounts due under the Contract are due and payable by Customer, and Customer shall remain liable for any filing obligations. Customer's obligation to remit Payment Amounts to OCC or its assignee in accordance with the Contract is absolute, unconditional, noncancellable, independent, and shall not be subject to any abatement, set-off, claim, counterclaim, adjustment, reduction, or defense for any reason, including but not limited to, any termination of any Agreement, or performance of the System.

2. ASSIGNMENT: Customer hereby consents in OCC's assignment of all or a portion of its rights and interests in and to the Contract to third-parties ("Assignee"). OCC shall provide Customer notice thereof. Customer and OCC agree that Assignee shall not, because of such assignment, assume any of OCC's or Supplier's obligations to Customer. Customer shall not assert against Assignee any claim, defense, counterclaim or setoff that Customer may have against OCC or Supplier. Customer waives all rights to make any claim against Assignee for any loss or damage of the System or breach of any warranty, express or implied, as to any matter whatsoever, including but not limited to the System and service performance, functionality, features, merchantability or fitness for a particular purpose, or any indirect, incidental or consequential damages or loss of business. Customer shall pay Assignee all amounts due and payable under the Contract, but shall pursue any claims under any Agreement solely against Supplier. Except when a Default occurs, neither OCC nor Assignee will interfere with Customer's quiet enjoyment or use of the System in accordance with the Agreement's terms and conditions.

3. DEFAULT; REMEDIES: Any of the following shall constitute a Default under the Contract: (i) Customer fails to pay when due any sums due under any Contract; (ii) Customer breaches any representation or fails to perform any obligation in any Contract; (iii) Customer materially breaches or terminates the license relating to the Software; (iv) Customer defaults under a material agreement with Assignee; or (v) Customer becomes insolvent or makes an assignment for the benefit of creditors, or a trustee or receiver is appointed for Customer or for a substantial part of its assets, or bankruptcy, reorganization or insolvency proceedings shall be instituted by or against Customer.

In the event of a Default that is not cured within thirty (30) days of its occurrence, OCC may: (i) require all outstanding Payment Amounts and other sums due and scheduled to become due (discounted at the lesser of the rate in the Contract or five percent (5%) per annum simple interest) to become immediately due and payable by Customer; (ii) pursue any rights provided under the Agreement, as well terminate all of Customer's rights to use the System and related services, and Customer agrees to cease all use of the System; and (iii) pursue any other rights or remedies available at law or in equity. In the event OCC initiates any action for the endorsement of the collection of Payment Amounts, there shall be due from Customer, in addition to the amounts due above, all costs and expenses of such action, including reasonable attorneys' fees. No failure or delay on the part of OCC to exercise any right or remedy hereunder shall operate as a waiver thereof, or as a waiver or any subsequent breach. All remedies are cumulative and not exclusive. Customer acknowledges that upon a default under the Contract, no party shall license, lease, transfer or use any Software in litigation of any damages resulting from Customer's default.

4. CUSTOMER'S REPRESENTATIONS AND COVENANTS: Customer represents that, throughout the terms of the Contract, the Contract has been duly authorized and constitutes a legal, valid, binding and enforceable agreement of Customer. Any transfer or assignment of Customer's rights or obligations in the System, or under the Agreement or the Contract shall require OCC's and Assignee's prior written consent. A transfer shall include a change in majority ownership of Customer. Customer agrees to promptly execute any ancillary documents and take further actions as OCC or Assignee may reasonably request, including, but not limited to, assignment notifications, acceptance certificates, certificates of authorization, registrations, and filings. Customer agrees to provide copies of Customer's balance sheet, income statement, and other financial reports as OCC or Assignee may reasonably request.

5. MISCELLANEOUS: The Contract shall constitute the entire agreement between Customer and OCC regarding the subject matter herein and shall supersede any inconsistent terms set forth in the Order, Agreement or any related agreements, Customer purchase orders and all prior oral and written understandings. If any provision of the Contract is invalid, such invalidity shall not affect the enforceability of the remaining terms of the Contract. Customer's obligations under the Contract shall commence on the Effective Date specified therein. Except for payment terms specified in the Contract, Customer remains responsible for all the obligations under each Agreement. Each Payment Schedule, and any changes to a Contract or any related document, shall take effect when executed by OCC. The Contract shall be governed by the laws of the State of California and shall be deemed executed in Redwood Shores, CA as of the Contract Effective Date.